Chart Industries Q1 2020 Earnings call Exhibit 99.2

Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature.  Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," “target,” or the negative of such terms or comparable terminology.   Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements.  Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include:  the Company’s ability to successfully integrate recent acquisitions and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; risks relating to the recent outbreak of the coronavirus (COVID-19) and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully.  The Company undertakes no obligation to update or revise any forward-looking statement.   This presentation contains non-GAAP financial information, including adjusted earnings per diluted share, and free cash flow.  For additional information regarding the Company's use of non-GAAP financial information, as well as reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), please see the pages at the end of this news release and the reconciliation slides titled "Q1 2020 diluted adjusted EPS" and “Free Cash Flow” included in the appendix at the end of this presentation.   Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas.  The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related.  Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas.  For more information, visit: http://www.chartindustries.com. © 2020 Chart Industries, Inc. Confidential and Proprietary

Our Focused Strategy A B D C Broadest Product Offering for Industrial Gas & Energy Application and Customer Expansion Cryo-pump opportunity Repair & Service Specialty Markets Innovative Solutions Upfront Engineering Partnerships for new turnkey solutions Retrofit for efficiencies existing brownfield sites Margin Expansion Strategic location manufacturing International manufacturing for traditional US products 80/20 Strategic sourcing Thinking Disruptive Alternative business models Smart products (IOT) Community & Employees Environmental, Social & Governance Building capabilities to support other strategic pillars Branding © 2020 Chart Industries, Inc. Confidential and Proprietary 1. Market Trends 2. Profitable Growth E

COVID-19 Update © 2020 Chart Industries, Inc. Confidential and Proprietary

COVID-19 Related Actions © 2020 Chart Industries, Inc. Confidential and Proprietary Safety of Team Members Operations & Supply Chain Designated “Essential” production for energy and medical products by all governments in all manufacturing locations Produce medically critical product in 7 global locations (U.S., Europe, India, China) Increased production for all critical care products (+50%) Able to utilize dual PED/ASME certification on critical care products to serve global COVID-19 needs Backup suppliers for all product lines; “safety stock” of four weeks for all critical inputs Cost Reductions Executed on $48.8M of annual cost savings (headcount) year-to-date 2020 Included $12.4M of cost savings this week Non-essential travel on hold, resulting in ~$800k of monthly savings Balance Sheet Share repurchases of ~750,000 shares during open window; share repurchase program suspended (March 20, 2020) Reduced forecasted capital expenditures for 2020 from $35M - $40M to $25M - $30M Completed amendment to debt covenant Following all government guidelines Ensuring availability of critical safety materials Remote working where applicable Social distancing, including timing of shifts 2 “deep cleaning” services near each location to ensure 24-hour containment

Amended Bank Covenants © 2020 Chart Industries, Inc. Confidential and Proprietary (1) Adjusted EBITDA is defined by Credit Agreement Debt Covenant: Net Debt / LTM Adjusted EBITDA Debt Maturities Schedule Pricing Grid Largely Unchanged Tiers Unchanged New Pricing Tier No Meaningful Maturities Until 2024 Note: Excludes $2.8M of term loan which was repaid in Q1 2020. Basis points USD LIBOR Floor: Increased from 0.0% to 1.0% Cash Hoarding: Required debt paydown if cash balance is greater than $200M and leverage is greater than 3.0x 2020 2021 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Prior 4.50x 4.00x 3.50x 3.50x 3.50x 3.50x 3.50x 3.50x New 4.50x 4.25x 4.25x 4.25x 4.00x 4.00x 3.75x 3.50x

All facilities are considered essential by governments © 2020 Chart Industries, Inc. Confidential and Proprietary United States: Emergency Declaration by DOT identifies the “transportation of medical supplies and equipment related to the testing, diagnosis and treatment of COVID-19” as essential US Dept. of Homeland Security, in its guidance to state and local officials, defines manufacturers, warehouse operators or distributors of medical gases and manufacturers of energy infrastructure as essential Europe: Chart given certification permission to ship product from US to Europe All facilities deemed essential by governments given medical / critical care and energy related manufacturing Asia: India government exemption for essential products yet local commuting difficulty for employees China production at 100% Manufacturing Location # of days shut in Q1 2020 Reason Chengdu, China 10 Govt shutdown Changzhou, China 16 Govt shutdown Fremont, California (USA) 1 Exception Wait Canton, GA (USA) 1 Deep clean Sircity, India 5 Exception Wait E&C VRV/IMB (Italy) 7 Govt shutdown Total Lost Product Days in Q1 2020 40

Chart Critical Care Products Liquid Nitrogen Dosing Systems Liquid Nitrogen Dosing Systems are critical to food preservation, bottling and canning water / other beverages Cryobiological Shippers and Freezers Used for transport of hazardous biological samples and storage of vaccinations, tissue, cells, blood and plasma   Bulk and Microbulk Tanks for Oxygen Used as the primary source of oxygen in hospitals, to remotely fill portable oxygen systems, set up field hospitals’ oxygen, storage, mandatory 24-hr backup supply of liquid oxygen to hospitals © 2020 Chart Industries, Inc. Confidential and Proprietary

CHART
Cooler By Design.

Critical Care Demand

- Month-to-date April (As of April 20, 2020):
  - Received more medical oxygen kit orders in the United States than in the entire first quarter
  - Total medical oxygen specific demand is already at 34% of the first quarter levels
  - Increasing demand in Mexico, Latin and South America in the past week
- End customers range from universities to hospitals to pop-up medical facilities including:
  - Emory University
  - University of Kansas
  - CDC
  - Stony Brook Hospital
  - Northwell Hospital
  - Hackensack Hospital



Chart DuraCyls to Select Gases in 2 days (normal 10-14 days) for the CDC and Emory University



Chart Permacyl 3000 Liter installed at Nola Hospital (Italy); sold to Nippon Gases

<u>Q1 2020 vs. Q1 2019 Medical Oxygen Equipment Orders</u>

A total Chart increase of 34%; by region:

- In China, an increase of 69%;
- In Europe, an increase of 21%;
- In India, an increase of 122%; and
- In the United States, an increase of 39%.



Chart 5500 Liter and 3000 Liter tanks for emergency backup oxygen supply at Stony Brook Hospital (NY); delivered to General Welding in 3 days

Giving Back



Lafayette General Hospital Lafayette, LA USA
Fannin, GA EMS
St. John's Hospital Tulsa, OK (USA)
Northside Hospital Canton, GA, USA
Northside Hospital Canton, GA, USA
Jasper Medical Center
Troy Beaumont Hospital Detroit, MI (USA)
CURA HPC thanks you!
CHART
Cherokee County GA Fire Dept and EMS (Canton, GA USA)
CHART
Emergency Response (Czech Republic)
ZDRAVOTNICKÁ ZÁCHRANNÁ SLUŽBA

- Donated thousands of N95 masks to our local hospitals
- Donated vapor shippers for COVID-19 research
- Provided disposable suits to healthcare workers in Italy

© 2020 Chart Industries, Inc. Confidential and Proprietary
10

Business Update © 2020 Chart Industries, Inc. Confidential and Proprietary

Macro Trends Driving Our Business Reducing annual CO2 emissions from 36.8 to 16.5 billion tons Global power demand to increase 40% by 2035 and 85% by 2050 Water scarcity impacts 40% of the world’s population Energy Transition Population Growth Sustainability Global LNG / Clean Energy Infrastructure Buildout Liquefaction Marine Transportation Fueling Power Storage Specialty Markets Food & Beverage Hydrogen Lasers Space Water Treatment Cannabis © 2020 Chart Industries, Inc. Confidential and Proprietary

© 2020 Chart Industries, Inc. Confidential and Proprietary Q1 2020 Backlog E&C Cryo E&C FinFans D&S West D&S East Total Chart Includes $93M of VG Calcasieu Pass Included $135M of VG Calcasieu Pass Includes $93M of VG Calcasieu Pass Included $135M of VG Calcasieu Pass Includes $93M of VG Calcasieu Pass Included $117M of VG Calcasieu Pass Includes $93M of VG Calcasieu Pass Included $117M of VG Calcasieu Pass $599 $640 +7% Chart ex Calcasieu: Chart Total: $645 $640 -1% Chart ex Calcasieu: Chart Total: $168 $180 +7% $163 $180 +10%

Recent Demand Trends

	Strengthening	Consistent	Weakening
D&S West	• Critical Care (Medical) • Cryobio (Medical) • Hydrogen • Cannabis • Food & beverage • Repair & service • Regas terminals	• Dosing • Water Treatment • Space • Food & beverage	• HLNG vehicle tanks • Systems
D&S East	• Critical Care (Medical) • China Order Activity (received the largest single industrial gas order in Chart China history) • Regas terminals	• LNG Fueling Stations • India, APAC, Middle East	• Trailers

© 2020 Chart Industries, Inc. Confidential and Proprietary | 14

Recent Demand Trends Strengthening Weakening Consistent E&C Cryo E&C FinFans Lifecycle (service & repair) BAHX bidding activity from Sumitomo customers New Big LNG projects Nat gas processing Small-scale LNG (utility) Petrochemical Industrial gas Fans First of a kind designs for air coolers Air cooled heat exchanger retrofits Air cooled heat exchanger new builds Aftermarket © 2020 Chart Industries, Inc. Confidential and Proprietary

Q1 2020 “First of A Kind” Orders For Chart (15!)

Chart
Cooler By Design.

- Liquid hydrogen passenger vessel study
- LCNG station order for new city gas network developer that owns 7 networks
- First LNG regas station in Malaysia
- First Flow Meter Sold into the Middle East
- First Canned Water Pilot with Major Beverage Customer
- First 54 to 4 Axel Trailer to Scandinavia
- First High Spec EH Vertical Air Cooler
- First Retrofit of Existing LNG Baseload Facility; First NRU Utilized in Gulf Coast
- First Doser Sold to Fuel Additive Company to Change Way of Packaging
- First Tanks Outfitted with Telemetry Systems for Speedway
- New Air Cooler Design for Key Engine Maker
- First Mobile Vaporizer In a 20’ Container Frame for Estonia
- First ChillZilla LN2 With 500’ Remote Fill For the USDA
- First Large Chicken Farm Change From Propane to Gas
- First Biomethane LNG project in Italy

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Last Year, Chart Industries’ Products Helped: © 2020 Chart Industries, Inc. Confidential and Proprietary Treat over 1 billion gallons of water a day in the US Reduce 120 million gallons of diesel used in power generation in the Caribbean and Europe Produce over 45 million tons of LNG to replace coal fired power generation outside the US Reduce over 40 million tons of coal used in US power generation Eliminate nearly 250 million pounds of PET (plastic) used in water bottles in the US Reduce over 350 million liters of diesel used by over-the-road trucks Notes: Natural gas emits between 45% and 55% lower greenhouse gas emissions than coal when used to generate electricity, and around 20% lower CO2 than oil according to IEA data. It also has a reduced impact on local air quality compared to diesel, which is currently used for power generation in many locations around the world. Compared to burning diesel, natural gas reduces NOx emissions by up to 85% and produces almost no SOx and particulate matter. Although not considered in the figures above, for every megawatt of electricity produced using natural gas instead of coal, the amount of water withdrawn from local rivers and groundwater is reduced by 10,500 gallons.

Financial Update © 2020 Chart Industries, Inc. Confidential and Proprietary

© 2020 Chart Industries, Inc. Confidential and Proprietary Q1 2020 Adjusted Diluted EPS Other one-time items were related to: Stabilis investment mark-to-market and Liberty LNG investment adjustment of $0.15 in Q1 2020, Commercial and legal settlements $0.02 in Q1 2020, aluminum cryobiological tank recall reserve expense $0.01 and Tax Reform / transition tax related adjustments $0.02 in Q1 2019. Tax effect reflects adjustment at normalized periodic rates. Adjusted Diluted EPS (a non-GAAP measure) is as reported on a historical basis.

© 2020 Chart Industries, Inc. Confidential and Proprietary Q1 2020 Free Cash Flow “Income from continuing operations attributable to Chart Industries Inc. adjusted” is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Reconciliation to Net Income (U.S. GAAP) is provided in accompanying press release financial tables. “Free Cash Flow” is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to-period comparisons of the Company’s operating results.

Chart's Transformation

Cooler By Design.

THEN — 2014-2016 Energy Downturn

TODAY — 2019 – Present

Business Operations

Then (2014-2016 Energy Downturn):

- ☒ Higher customer concentration / lower geographic diversity
- ☒ 2014 revenue buoyed by single large LNG project
- ☒ Significant backlog with PetroChina that went away in 2016 ($150M)
- ☒ Few long-term contracts in place
- ☒ Limited actions taken for cost rationalization
- ☒ Limited to no aftermarket, service and repair
- ☒ Nascent specialty markets business

Today (2019 – Present):

- ☑ Lower customer concentration / higher end-market and geographic diversity
- ☑ Critical care products experiencing tailwinds in current environment
- ☑ Multiple long-term agreements in place
- ☑ Centralized business services and agile, quick cost rationalization
- ☑ Aftermarket parts, service and repair revenue continues to increase
- ☑ Big LNG is a "nice to have" whereas before it was a "necessity"

Business Changes (2017-Present)

Strategic actions that led to higher customer, geographic, and end-market diversity today

- **2017:** Acquires VCT Vogel GmbH ("VCT") — *Aftermarket*
- **2017:** Acquires Hudson Products with the addition of its Tuf-Lite and Confimco fans business
- **2018:** Completes major capacity expansion in La Crosse, WI



- **2018:** Acquires Skaff Cryogenics and Cryo-Lease, LLC (together "Skaff") — *Aftermarket*
- **2018:** Acquires VRV — *Italy, India, France*
- **2018:** Divestiture of its oxygen-related products (CAIRE Medical)
- **2019:** Acquisition of Air-X-Changers business from Harsco (collectively "AXC")

2017 — 2018 — 2019

Note: Figures as-reported during stated period

© 2020 Chart Industries, Inc. Confidential and Proprietary
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2020 Data Points Venture Global Calcasieu Pass Revenue Expectation of $100M Products That Can Be Used in Medical Applications Were 21% of 2019 Chart Revenue Q1 2020 Free Cash Flow of $15M (ex share buyback) Expected Full Year Capital Expenditures of $25M-30M 35.45 million basic weighted average shares outstanding (FY 2020) 2020 Anticipated Effective Tax Rate of 20% $48.8M of Annualized Cost Reductions Taken in Q1 2020 (in addition to $38M executed in 2019) Expect gross margin as a percent of sales to expand throughout 2020 in D&S West, East and E&C Cryo © 2020 Chart Industries, Inc. Confidential and Proprietary

Thank You Chart Team © 2020 Chart Industries, Inc. Confidential and Proprietary